Vessels, Net	6 Months Ended
Jun. 30, 2020
Property, Plant and Equipment [Abstract]
Vessels, Net	Vessels, Net
Vessels, net are comprised of the following:

	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, January 1, 2019	$1,272,351	$(317,060)	$955,291
Transfer from Advances for vessels	39,725	—	39,725
Depreciation expense	—	(50,310)	(50,310)
Balance, December 31, 2019	$1,312,076	$(367,370)	$944,706
Transfer from Advances for vessels	53,236	—	53,236
Depreciation expense	—	(26,565)	(26,565)
Balance, June 30, 2020	$1,365,312	$(393,935)	$971,377

Transfer from Advances for vessels represent advances paid for vessels under construction and vessels acquisitions which were delivered to the Company, completed vessel improvements in respect of ballast water treatment systems (“BWTS”) and sulfur oxide exhaust gas cleaning systems (“Scrubbers”).

For the periods presented, the Company accepted delivery of the following vessels:

•During the year ended December 31, 2019 we did not acquire any vessels; and
•During the six-month period ended June 30, 2020: Troodos Oak.

Consistent with prior practices, we reviewed all our vessels for impairment and none were found to be impaired as at December 31, 2019 and June 30, 2020.

As of June 30, 2020, 32 vessels owned by the Company with a carrying value of $722,554 had been provided as collateral to secure, through first priority mortgages, certain of the Company’s loans and credit facilities while for the remaining 10 vessels with a carrying value of $248,823, title of ownership is held by the relevant lender to secure the relevant sale and lease back financing transactions. See further Note 5.